UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2010
ULTA SALON, COSMETICS & FRAGRANCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33764 (Commission File Number)	36-3685240 (IRS Employer Identification No.)
1000 Remington Blvd., Suite 120
Bolingbrook, Illinois 60440
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (630) 410-4800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On July 16, 2010, Wayne L’Heureux, Senior Vice President—Human Resources of Ulta Salon, Cosmetics & Fragrance, Inc. (the “Company”), established a trading plan under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended. The plan will allow Mr. L’Heureux to (i) sell up to 10,000 shares of the Company’s common stock already owned by him, (ii) exercise up to 91,660 vested options and simultaneously sell the Company’s common stock issued upon such exercise, and (iii) exercise up to 20,000 vested options and hold the Company’s common stock issued upon such exercise.
The information in this report, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA SALON, COSMETICS & FRAGRANCE, INC.
Date: July 22, 2010	By:	/s/ Robert S. Guttman
Robert S. Guttman
Senior Vice President, General Counsel and Secretary